Loan No.: 94-0950186
                             BORROWER'S CERTIFICATE
                             ----------------------

         THIS BORROWER'S CERTIFICATE ("Certificate") is executed on June 6, 2005, by the undersigned ("Borrower") in favor of Wells Fargo Bank N.A.,
                           --------
formerly known as Wells Fargo Bank Minnesota, N.A. as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5 ("Lender").
                                                     ------

                                    RECITALS:
                                    ---------

         To induce Lender to permit Borrower to assume, pursuant to the Consent and Assumption Agreement With Release and Modification of Loan Documents (the "Assumption Agreement") executed contemporaneously herewith (the "Assumption"),
 --------------------
the loan made September 18, 2003, by PNC Bank, National Association ("Original
                                                                      --------
Lender"), to Deer Valley Financial Center, LLC, Huntington Company, L.L.C. and
------
Geneva Company, L.L.C., each an Arizona limited liability company, and Metzger Deer Valley, LLC, a Delaware limited liability company (collectively, "Original
                                                                       --------
Borrower") (the "Loan"), evidenced by a Promissory Note (the "Note") executed
--------         ----                                         ----
contemporaneously therewith by Original Borrower, as maker, and payable to the order of Original Lender, which Note is secured by the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Security
                                                               --------
Instrument") encumbering the Property (hereinafter defined) and the Other
----------
Security Documents (as defined in the Security Instrument), and which Note and Loan have been assigned to Lender, Borrower, in consideration of the Assumption, certifies, represents and warrants to Lender that as of the date record title of the Property is conveyed to Borrower:

        1. Borrower is the owner of the real and personal property described in the Security Instrument (the "Property"), including without limitation, the real
                              --------
property described in Exhibit A attached hereto and made a part hereof. Borrower
                      ---------
is the only person (other than Lender) who possesses any interest in the right to receive any payments due under the Leases (as defined in the Security Instrument).

        2. The Property is now free of all liens, encumbrances and all other matters affecting title thereto except: (a) for those matters shown in the lender's title insurance policy issued to Lender insuring the lien of the Security Instrument; and (b) the financing statements described in Exhibit B
                                                                   ---------
attached hereto and made a part hereof.

        3. All improvements located upon the Property have been fully completed and all costs and expenses of construction have been fully paid. Except current bills for minor maintenance and repair (none of which are overdue), complete and final payment has been made for all construction, repairs or new improvements made to the Property within the applicable period for filing lien claims in the state in which the real property encumbered by the Security Instrument is located.

        4. Except as disclosed on Exhibit B, there are no chattel mortgages,
                                  ---------
conditional sales contracts, bills of sale, financing statements, retention of title agreements, security agreements or equipment or personal property leases affecting, or any unpaid bills related to, any portion of the Property, including without limitation, any fixtures, attachments, appliances, equipment, machinery and other articles attached to or located on or within the Property.

        5. Except for the tenancy rights of tenants under the Leases (none of which tenants hold any unrecorded deeds, contracts or options to purchase all or any part of the Property), Borrower is in possession of the Property and there are no other persons, firms, corporations or entities having any right of possession of any of the Property under any lease, option, deed or other written instrument of any kind or character.

        6. Borrower possesses all necessary approvals and authority to execute and deliver the Assumption Agreement and all other documents given in connection therewith.

        7. Neither Borrower nor any managing member, general partner or similar controlling entity in Borrower is the subject of any pending: (a) petition in bankruptcy (voluntary or otherwise); (b) assignment for the benefit of creditors; (c) petition for the appointment of a receiver or trustee or seeking reorganization, arrangement, composition, extension or adjustment of any obligations of Borrower or any managing member, general partner or similar controlling entity in Borrower; or (d) other action or proceeding brought under any federal or state bankruptcy laws or any similar laws. There are no unsatisfied judgments against Borrower or any managing member, general partner or similar controlling entity in Borrower.

        8. All financial statements and other financial information previously submitted to Lender by Borrower are true, correct and complete in all material respects and fairly present the financial condition of Borrower or the Property for the specified period(s) of time, and (except as disclosed to Lender in writing) no material adverse changes in the financial condition of either Borrower or the Property have occurred from the date of such financial statements and other financial information.

        9. The Property is in good repair and free of any waste, defective condition or damage by fire or other cause which has not been repaired. The Property is not subject to any pending condemnation or eminent domain proceedings, and based upon Borrower's best knowledge, after diligent inquiry, no such condemnation or eminent domain proceedings are pending or threatened against any of the Property.

        10. All premiums for any Policies (as defined in the Security Instrument) which became due and payable prior to the date of this Certificate have been paid, and the benefits of coverages provided pursuant to the Policies has not been materially impaired in any manner.

        11. Borrower executed and delivered the Assumption Agreement and all other documents given in connection therewith for its own account and not as an agent, nominee or trustee for any other party or entity. No part of the proceeds of the Loan were used for the purposes of financing the construction or rehabilitation of the Property, for personal, family or household purposes, or for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security", as such terms are defined in Regulation G
(12 C.F.R., Chapter II, Part 207) of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

        12. Borrower has obtained all required inspections, licenses, permits, authorizations, certificates and approvals of all applicable governmental authorities and agencies for the use, occupancy and operation of the Property in accordance with the intended uses previously communicated to Lender in writing, including without limitation, certificates of occupancy and fire underwriter certificates. No notice has been received by Borrower that it has failed to obtain any such inspections, licenses, permits, authorizations, certificates and approvals.

        13. Borrower has complied with, and the Property is in compliance with, all laws, statutes, rules, regulations, codes, ordinances and insurance requirements applicable to the Property (the "Applicable Laws") related to the
                                              ---------------
construction, use, occupancy or operation of the Property, including without limitation, those related to zoning, building, land use, the environment, pollution control, fire, health and safety. There are presently no pending actions or proceedings of any kind instituted by any governmental authority or agency against Borrower based upon any charge or complaint that any of the Property, or the operation thereof, is in material non-compliance with, or is being used, operated or occupied unlawfully or in violation of any of the Applicable Laws, and, as of the date hereof, no notice has been received by Borrower that any such action or proceeding is imminent or is being considered.

        14. As of the date hereof, Borrower is: (a) in good standing in and is qualified to do business in the state of its organization; (b) in good standing in and is authorized to do business in the state in which the Property is located; and (c) a special purpose and single asset entity, which holds no material assets other than the Property, has no material debt other than the Loan (except for trade payables or accrued expenses in the ordinary course of business) and is engaged in no other business other than owning and operating the Property. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to perform its obligations pursuant to the Note, the Security Instrument, the Other Security Documents and the Assumption Agreement and all other documents given in connection therewith, and that the Note, the Security Instrument, the Other Security Documents and the Assumption Agreement and all other documents given in connection therewith constitute valid and binding obligations of Borrower.

        15. Neither Borrower nor any person or entity owning a beneficial interest in Borrower is a "foreign person", "foreign corporation", "foreign partnership", "foreign trust", or "foreign estate" under the provisions of
Section 1445 of the Internal Revenue Code. Borrower's federal taxpayer identification number is set forth immediately following its signature below.

        16. The Property is located on a dedicated, public, all-weather road or has access to an irrevocable easement permitting ingress and egress, which ingress and egress complies with all applicable laws, ordinances and regulations and is adequate to service the Property.

        17. The Property is serviced by all utilities necessary for the operation of the business currently conducted thereon (including natural gas, telephone, electric, public water and sanitary and storm sewer systems) which comply with all applicable laws, ordinances and regulations, and which are adequate to service the Property.

        18. The Property has parking and other amenities necessary for the operation of the business currently conducted thereon which comply with all applicable laws, ordinances and regulations and are adequate to service the Property.

        19. The Property is not relied upon by, and does not rely upon, any building or improvement not part of the Property to fulfill any zoning, building code or other governmental or municipal requirement for structural support or the furnishing of any essential building systems or utilities, except to the extent of any valid and existing reciprocal easement agreements shown in the title insurance policy insuring the lien of the Security Instrument.

        20. This Certificate is made with the knowledge and intent that Lender will rely on the warranties, representations and certifications herein contained in permitting the Assumption. This Certificate shall inure to the benefit of Lender and any subsequent holder of the Note and beneficiary under the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

        21. This Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Certificate.

         IN WITNESS WHEREOF, Borrower has executed this Borrower's Certificate to be effective as of the day and year first above written.

                                    "Borrower"

                                    A&B DEER VALLEY LLC,
                                    a Delaware limited liability company

                                    By:      A & B Properties, Inc.,
                                             a Hawaii corporation
                                             Manager

                                             By: /s/ R. K. Sasaki
                                                 -----------------------
                                             Print Name: R. K. Sasaki
                                             Its: President


                                             By: /s/ Paul W. Hallin
                                                 -----------------------
                                             Print Name: Paul W. Hallin
                                             Its: Vice President

                                    Taxpayer ID No. 99-0032630



                                    ABP DEER VALLEY LLC,
                                    a Delaware limited liability company

                                    By:      A & B Properties, Inc.,
                                             a Hawaii corporation
                                             Manager

                                             By: /s/ R. K. Sasaki
                                                 -----------------------
                                             Print Name: R. K. Sasaki
                                             Its: President


                                             By: /s/ Paul W. Hallin
                                                 -----------------------
                                             Print Name: Paul W. Hallin
                                             Its: Vice President

                                    Taxpayer ID No. 99-0070429



                                    [Signatures continued on the next page]

                                    WDCI DEER VALLEY LLC,
                                    a Delaware limited liability company

                                    By:      A & B Properties, Inc.,
                                             a Hawaii corporation
                                             Manager

                                             By: /s/ R. K. Sasaki
                                                -----------------------
                                             Print Name: R. K. Sasaki
                                             Its: President


                                             By: /s/ Paul W. Hallin
                                                 -----------------------
                                             Print Name: Paul W. Hallin
                                             Its: Vice President

                                    Taxpayer ID No. 99-0143448

                                ACKNOWLEDGMENT(S)
                                -----------------

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared
R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of A&B Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared Paul W. Hallin, to me personally known, who being by me duly sworn, did say that he is the Vice President of A & B Properties, Inc, a Hawaii corporation, the Manager of A&B Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Vice President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of ABP Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared Paul W. Hallin, to me personally known, who being by me duly sworn, did say that he is the Vice President of A & B Properties, Inc, a Hawaii corporation, the Manager of ABP Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Vice President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

          Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared R. K. Sasaki, to me personally known, who being by me duly sworn, did say that he is the President of A & B Properties, Inc, a Hawaii corporation, the Manager of WDCI Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

         Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

STATE OF HAWAII              )
                             ) ss.
COUNTY OF HONOLULU           )

         On this 2 day of June, 2005, before me personally appeared Paul W. Hallin, to me personally known, who being by me duly sworn, did say that he is the Vice President of A & B Properties, Inc, a Hawaii corporation, the Manager of WDCI Deer Valley LLC, a Delaware limited liability company, and that the instrument was signed and sealed in behalf of the Hawaii corporation by authority of its Board of Directors, and said Vice President acknowledged the instrument to be the free act and deed of the corporation and of the limited liability company.

          Given under my hand and official seal this 2 day of June, 2005.

                                /s/ Suzanne K. McGuigan
                                ------------------------------------------------
SEAL                                     (Signature)

                                Suzanne K. McGuigan
                                ------------------------------------------------
                                         (Typed or printed name)

                                NOTARY PUBLIC in and for the State of Hawaii

                                My appointment expires 2/18/09

                                    EXHIBIT A
                                Legal Description
                                -----------------


The real property situated in the County of Maricopa, State of Arizona, described as follows:


Lot 1, DEER VALLEY FINANCIAL CENTER, a subdivision recorded in Book 542 of Maps, page 42, and Certificate of Correction recorded in Recording No. 2003-0591121, records of Maricopa County, Arizona

                                    EXHIBIT B
                   Financing Statements and Other Encumbrances
                   -------------------------------------------


Financing Statements:      As shown in the Assumption Agreement.


Other Encumbrances:        NONE